                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 26, 2000



                          VARI-LITE INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                       0-23459                 75-2239444
        --------                       -------                 ----------
(State or other jurisdiction of     (Commission             (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)

     201 REGAL ROW, DALLAS, TEXAS                                       75247
     ----------------------------                                       -----
     (Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number including area code: (214) 630-1963
                                                          ----------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         ITEM 2.  Disposition of Assets.

         On October 26, 2000, Vari-Lite International, Inc., a Delaware corporation ("VLI"), sold 100% of its interest in the share capital of Vari-Lite International Europe, B.V. ("VLI Europe"), a Netherlands corporation, and 0.4% of its interest in Vari-Lite Production Services SAS ("VLPS France"), a French corporation, to First Events B.V. (the "Buyer"), a Netherlands corporation. VLI Europe owned 100% of the share capital of Vari-Lite Production Services N.V., a Belgium corporation, 99.6% of VLPS France, and 100% of Vari-Lite Production Services AB, a Swedish corporation. In addition, Vari-Lite, Inc., a Delaware corporation and wholly-owned subsidiary of VLI, sold VARI*LITE -Registered Trademark- lighting equipment and certain other assets, equipment and receivables to the Buyer. The total sales price was approximately US$6.1 million and was received in cash. The Buyer has no material relationship with VLI or any of its affiliates or any director or officer (or associate thereof) of VLI.

         A copy of the Share Purchase Agreement and the Asset Sale Agreement are filed as Exhibits 2.1 and 2.2, respectively. The foregoing description is qualified in its entirety by reference to the Share Purchase Agreement and the Asset Sale Agreement.

         Copies of the press releases, dated July 25, 2000, October 3, 2000 and October 30, 2000, are filed as Exhibit 99.1, 99.2 and 99.3, respectively in which VLI previously announced its intention to sell the business and the completion of the sale.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  Not Applicable

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are based on the historical consolidated financial statements of VLI. The statements reflect the application of the net proceeds as described in the Notes to Pro Forma Consolidated Financial Statements. The amounts are estimated and subject to further closing adjustments which are expected to be insignificant.

         The unaudited pro forma condensed consolidated balance sheet gives effect to the disposition described in Item 2 as if it was consummated on September 30, 1999. The unaudited pro forma condensed consolidated statements of operations and comprehensive income (loss) give effect to the disposition as if it was consummated at the beginning of the respective periods presented. The pro forma adjustments are more fully described in the accompanying notes.

         The Pro Forma Financial Statements are presented for informational purposes only and do not purport to be indicative of the results of operations that actually would have been achieved had the disposition been consummated on the financial statement date or for any future period. The Pro Forma Financial Statements should be read in connection with the Company's Annual Report on Form 10-K for the year ended September 30, 1999, the Consolidated Financial Statements of the Company and related notes thereto and the Company's Quarterly Report on Form 10-Q for the three and nine months ended June 30, 2000.

                 VARI-LITE INTERNATIONAL, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                  JUNE 30, 2000

                                   (UNAUDITED)

                        (IN THOUSANDS EXCEPT SHARE DATA)

                                         ASSETS                                            PRO FORMA           PRO FORMA
                                                                           HISTORICAL     ADJUSTMENTS         CONSOLIDATED
                                                                           ----------     -----------         ------------
  CURRENT ASSETS:
       Cash..............................................................    $3,474          $(653)               $2,821
       Receivables, less allowance for doubtful accounts of $790.........    11,842         (2,332)                9,510
       Inventory.........................................................    12,803              -                12,803
       Prepaid expense and other current assets..........................     2,143           (135)                2,008
                                                                           --------       --------              --------
          TOTAL CURRENT ASSETS...........................................    30,262         (3,120)               27,142
    EQUIPMENT AND OTHER PROPERTY:
       Lighting and sound equipment......................................   131,188        (13,532)              117,656
       Machinery and tools...............................................     5,798         (1,519)                4,279
       Furniture and fixtures............................................     5,454           (299)                5,155
       Office and computer equipment.....................................    10,518           (175)               10,343
       Work in progress and raw materials inventory......................       676              -                   676
                                                                           --------       --------              --------
                                                                            153,634        (15,525)              138,109
          Less accumulated depreciation and amortization.................    86,893         (9,052)               77,841
                                                                           --------       --------              --------
                                                                             66,741         (6,473)               60,268
    OTHER ASSETS.........................................................     7,428         (1,987)                5,441
                                                                           --------       --------              --------
          TOTAL ASSETS...................................................  $104,431       ($11,580)              $92,851
                                                                           ========       ========              ========
                    LIABILITIES AND STOCKHOLDERS' EQUITY
    CURRENT LIABILITIES:
       Accounts payable and accrued expenses.............................   $13,869        ($1,832)              $12,037
       Unearned revenue..................................................     3,593              -                 3,593
       Income taxes payable..............................................        40              5                    45
       Current portion of long-term obligations..........................    40,137         (6,220)               33,917
                                                                           --------       --------              --------
          TOTAL CURRENT LIABILITIES......................................    57,639         (8,047)               49,592
    LONG-TERM OBLIGATIONS................................................     3,815         (2,014)                1,801
    DEFERRED INCOME TAXES................................................       923           (794)                  129
                                                                           --------       --------              --------
          TOTAL LIABILITIES..............................................    62,377        (10,855)               51,522
    COMMITMENTS AND CONTINGENCIES
    STOCKHOLDERS' EQUITY:
       Preferred Stock, $0.10 par value (10,000,000 shares authorized;
          no shares outstanding).........................................         -              -                     -
       Common Stock, $0.10 par value (40,000,000 shares authorized;
          7,845,167 shares issued; 7,800,003 shares outstanding).........       785              -                   785
       Treasury Stock....................................................      (186)             -                  (186)
       Additional paid-in capital........................................    25,026              -                25,026
       Stockholder notes receivable......................................       (21)             -                   (21)
       Stock purchase warrants...........................................         -              -                     -
       Accumulated other comprehensive income - foreign currency
            translation adjustment.......................................        63            980                 1,043
       Retained earnings.................................................    16,387         (1,705)               14,682
                                                                           --------       --------              --------
          TOTAL STOCKHOLDERS' EQUITY.....................................    42,054           (725)               41,329
                                                                           --------       --------              --------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.....................  $104,431       ($11,580)              $92,851
                                                                           ========       ========              ========

                 See accompanying notes to Unaudited Pro Forma
                  Condensed Consolidated Financial Statements

                 VARI-LITE INTERNATIONAL, INC. AND SUBSIDIARIES

  PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                     FOR THE NINE MONTHS ENDED JUNE 30, 2000

                                   (UNAUDITED)

                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                                                                 PRO FORMA        PRO FORMA
                                                                                 HISTORICAL     ADJUSTMENTS      CONSOLIDATED
                                                                                 ----------     -----------      ------------
Rental revenues ...........................................................     $   59,612       $ (8,206)      $   51,406
Product sales and services revenues .......................................         10,295            -             10,295
                                                                                 ---------       --------        ---------
   TOTAL REVENUES .........................................................         69,907         (8,206)          61,701
Rental cost ...............................................................         27,886         (4,216)          23,670
Product sales and services cost ...........................................          6,329            -              6,329
                                                                                 ---------       --------        ---------
   TOTAL COST OF SALES ....................................................         34,215         (4,216)          29,999
                                                                                 ---------       --------        ---------
   GROSS PROFIT ...........................................................         35,692         (3,990)          31,702
Selling, general and administrative expense ...............................         28,309         (3,176)          25,133
Research and development expense...........................................          3,754            -              3,754
Impairment of assets ......................................................            650          3,300            3,950
                                                                                 ---------       --------        ---------
   TOTAL OPERATING EXPENSES ...............................................         32,713            124           32,837
                                                                                 ---------       --------        ---------
OPERATING INCOME ...........................................................         2,979         (4,114)          (1,135)
Interest expense (net) .....................................................         3,575           (536)           3,039
                                                                                 ---------       --------        ---------
LOSS BEFORE INCOME TAX .....................................................          (596)        (3,578)          (4,174)
Income tax benefit .........................................................          (235)        (1,413)          (1,648)
                                                                                 ---------       --------        ---------
NET LOSS ...................................................................          (361)        (2,165)          (2,526)
Other comprehensive loss - foreign currency translation adjustments.........          (829)           -               (829)
                                                                                 ---------       --------        ---------
COMPREHENSIVE LOSS..........................................................    $   (1,190)      $ (2,165)      $   (3,355)
                                                                                 =========       ========        =========
WEIGHTED AVERAGE BASIC AND DILUTED SHARES OUTSTANDING.......................     7,800,003                       7,800,003
                                                                                 =========                       =========


PER SHARE INFORMATION
BASIC AND DILUTED:
    Net loss ...............................................................       $(0.05)        $ (0.28)          $(0.33)

Dividends declared .........................................................       $   -          $    -            $   -

                 See accompanying notes to Unaudited Pro Forma
                  Condensed Consolidated Financial Statements

                 VARI-LITE INTERNATIONAL, INC. AND SUBSIDIARIES

 PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                      FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                   (UNAUDITED)

                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                                                       PRO FORMA             PRO FORMA
                                                                    HISTORICAL      ADJUSTMENTS           CONSOLIDATED
                                                                    ----------      -----------           ------------
Rental revenues .................................................      $83,863         $(10,683)               $73,180
Product sales and services revenues .............................        7,669               -                   7,669
                                                                    ----------        ---------            -----------
   TOTAL REVENUES ...............................................       91,532          (10,683)                80,849
Rental cost .....................................................       41,561           (7,390)                34,171
Product sales and services cost .................................        5,389               -                   5,389
                                                                    ----------        ---------            -----------
   TOTAL COST OF SALES ..........................................       46,950           (7,390)                39,560
                                                                    ----------        ---------            -----------
   GROSS PROFIT .................................................       44,582           (3,293)                41,289
Selling, general and administrative expense .....................       38,360           (3,695)                34,665
Research and development expense ................................        5,586               -                   5,586
Impairment of Assets ............................................          -              3,300                  3,300
Restructuring costs .............................................          600               -                     600
                                                                    ----------        ---------            -----------
   TOTAL OPERATING EXPENSES .....................................       44,546             (395)                44,151
                                                                    ----------        ---------            -----------
OPERATING INCOME ................................................           36           (2,898)                (2,862)
Interest expense (net) ..........................................        4,404             (593)                 3,811
                                                                    ----------        ---------            -----------
LOSS BEFORE INCOME TAX ..........................................       (4,368)          (2,305)                (6,673)
Income tax benefit ..............................................       (1,725)            (910)                (2,635)
                                                                    ----------        ---------            -----------
NET LOSS ........................................................       (2,643)          (1,395)                (4,038)
Other comprehensive income - foreign currency
   translation adjustments.......................................        1,122               -                   1,122
                                                                    ----------        ---------            -----------
COMPREHENSIVE LOSS ..............................................     $ (1,521)       $  (1,395)               $(2,916)
                                                                    ==========        =========            ===========

WEIGHTED AVERAGE BASIC AND DILUTED SHARES OUTSTANDING ...........    7,800,003                               7,800,003
                                                                    ==========                             ===========


PER SHARE INFORMATION
BASIC AND DILUTED:
    Net loss ....................................................      $ (0.34)       $   (0.18)               $(0.52)

Dividends declared ..............................................      $    -         $      -                 $   -

                 See accompanying notes to Unaudited Pro Forma
                  Condensed Consolidated Financial Statements

                 VARI-LITE INTERNATIONAL, INC. AND SUBSIDIARIES

                     NOTES TO UNAUDITED PRO FORMA CONDENSED

                        CONSOLIDATED FINANCIAL STATEMENTS

(a) Except as otherwise described, the pro forma adjustments reflect the removal of the VLI Europe from the historical, consolidated balances. VLI Europe is comprised of separate corporations whose balances can be directly identified. Intercompany transactions primarily consisted of an equipment lease charge for the use of the VARI*LITE equipment.

(b) Pro forma adjustments to the condensed consolidated balance sheet as of September 30, 1999 reflect the sales of the specified assets and the assumption of specified liabilities in addition to the reduction of bank debt with the proceeds from the sale. Pro forma adjustments to the condensed consolidated statement of operations and comprehensive income
     (loss) for the nine months ended June 30, 2000 and for the year ended September 30, 1999 reflect adjustments to eliminate the results of operation of VLI Europe, record the loss on the sale and the reduction of interest expense as a result of the decrease in debt.

(c) The loss on the sale is shown as impairment of assets in the pro forma condensed consolidated statement of operations and comprehensive income
     (loss) for the nine months ended June 30, 2000 and the year ended September 30, 1999.

         (c)      EXHIBITS.

                  2.1 Share Purchase Agreement, dated October 26, 2000, between Vari-Lite International, Inc. and First Events B.V.

                  2.2 Asset Purchase Agreement, dated October 26, 2000, between Vari-Lite, Inc. and First Events B.V.

                  99.1 Press Release by VLI dated July 25, 2000, announcing the pending sale of its operations in Belgium, the Netherlands, France and Sweden.

                  99.2 Press Release by VLI dated October 3, 2000 announcing the delay in the sale of its operations in Belgium, the Netherlands, France and Sweden.

                  99.3 Press Release by VLI dated October 30, 2000 announcing the completion of the sale of its operations in Belgium, the Netherlands, France and Sweden.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   VARI-LITE INTERNATIONAL, INC.

Date:    NOVEMBER 13, 2000         By:      /S/ JEROME L. TROJAN III
     ---------------------            ------------------------------
                                            Jerome L. Trojan III
                                            Vice President - Finance,
                                            Chief Financial Officer, Treasurer
                                            and Secretary (Principal Financial
                                            and Accounting Officer)








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